Specimen COMMON STOCK

Zuma360 Software Inc

NUMBER	SHARES
ES

INCORPORATED UNDER THE LAWS	SEE REVERSE
Of Delaware	CUSIP

THIS CERTIFIES THAT ____________________________________ is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK PAR VALUE 0.00001 of Zuma360 Software Inc

transferable only on the books of the corporation by the holder hereof in person or by attorney duly authorized upon the surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the Laws of the State of Delaware and to the Charter and the Bylaws of the corporation as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY                                                   PRESIDENT

[ Zuma360 Software Inc CORPORATE SEAL APPEARS HERE]

COUNTERSIGNED AND REGISTERED

__________________________________________________________________

TRANSFER AGENT AND REGISTRAR

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM - as tenants in common
     UNIF GIFT MIN ACT - ______Custodian_______ (Cust) (Minor)

     TEN ENT - as tenants by the entireties Under Uniform Gifts to Minors Act
     JT TEN  - as joint tenants with right of survivorship and not as tenants in common

     Additional abbreviations may also be used though not in the above list

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER

(please print or typewrite name and address including postal zip code of assignee)

Units represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________ Attorney to transfer the said Units on the books of the within named corporation with full power of substitution in the premises.

Dated, _____________________________

In the presence of	Signature:

NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.